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                                                                  EXHIBIT 10.18

                            Six Flags Great Adventure

                                     Medusa

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                               LICENSE AGREEMENT

      THIS LICENSE AGREEMENT is made as of this 22nd day of January, 1999 ,by and between SIX FLAGS GREAT ADVENTURE, a division of Six Flags Theme Parks Inc. having offices at Route 537, Jackson, NJ 08527 ("Six flags"), and RX TECHNOLOGY, having offices at PO Box 9112, Mandeville, LA 70470 ("Licensee").

                                   WITNESSETH

      WHEREAS, Six Flags owns, operates or manages the theme amusement facility which is open to the general public and known as Six Flags Great Adventure in Jackson, NJ (the "Park").

      WHEREAS, Licensee desires to operate retail concessions known as RX Technology, (the "Attraction/Concession") d/b/a Batman & Robin Photo, to sell custom photos and related items (the "Goods/Services") in the Park as set forth herein;

      WHEREAS, Six Flags desires to grant Licensee a license to operate the Attraction/Concession in the Park, subject to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, Six Flags and Licensee agree as follows:

      1. TERM.

            Subject to the provisions of this Agreement concerning termination, Six Flags grants Licensee a license to operate the Attraction/Concession in the Park in such location of the Park as is set forth on Exhibit A hereto during the period of time (the "Term") commencing April 2, 1999 (the "Commencement Date") and terminating at the end of the Park's 2001 operating season (the "Termination Date").

      2. OPERATION.

            A. Hours of Operation.

            Licensee agrees to operate the Attraction/Concession during the hours and days, including Sundays and holidays, that the Park is open for business in accordance with schedules prepared by Six Flags which Six Flags may modify' in Six Flags' sole discretion at any time on twenty-four (24) hours notice to Licensee and such additional hours as are required by Six Flags (the "Operating Hours"). Licensee acknowledges that Six Flags will suffer great harm if Licensee breaches the agreement set forth in this subsection, the amount of which would be difficult to determine. Therefore, Licensee agrees to pay Six Flags liquidated damages of $100.00 for each Park operating day that Licensee opens the Attraction/Concession five (5) minutes after the opening time of the Park's Operating Hours and/or closes the Attraction/Concession any time before the closing time of the Park's Operating Hours, or before traffic has been cleared by park security, whichever is later. Upon notice thereof by Six Flags and such liquidated damages amount shall be increased an additional $100.00 for each successive violation of Park Operating Hours upon notice thereof by Six Flags, up to a maximum liquidated damages amount of $1000.00.


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            B. Approval of Goods/Services.

                  Licensee agrees to submit samples of all merchandise, specifications, drawings and other information with respect to Goods/Services for sale to customers in the Park in connection with the Attraction/Concession, for Six Flags' approval in advance of sale of the same. Licensee agrees to make such changes to the Goods/Services, at its sole cost and expense, as Six Flags shall reasonably determine. Licensee also agrees to coordinate with the Park in coding each of Licensee's Goods/Services and inputting the same in the cash register for tracking purposes. To the extent requested by Six Flags, Licensee shall comply with Six Flags' point of sale and other information systems requirements.

            C. Price of Goods/Services.

                  (i) Licensee agrees to submit to Six Flags for its review and approval, a retail price list of all Licensee's Goods/Services for sale to customers of the Park (the "Approved Price List") at least two (2) weeks prior to Commencement Date or any proposed change in any previously approved price list. Licensee agrees to make changes to the Approved Price List as Six Flags shall reasonably request. Licensee shall be responsible for all costs and expenses associated with production and printing of the Price List and any changes thereto, and such costs shall not be deducted from Net Revenue (as hereinafter defined).

                  (ii) Licensee agrees to make changes to the Approved Price List (the "Revised Price List") at any time during the Term if Six Flags determines, in its sole discretion that an adjustment is appropriate. Licensee shall be responsible for all costs and expenses associated with production and printing of the Revised Price List, and such costs shall not be deducted from Net Revenue (as hereinafter defined).

                  (iii) Licensee agrees that it shall not make its Goods/Services available to any party free of charge or at a discounted price unless Licensee is engaging in samling activities approved by Six Flags. Notwithstanding the foregoing, Licensee will not offer discounts on its Goods/Services as Six Flags shall require and as Six Flags shall offer in locations owned by Six Flags, etc. Licensee shall, at all times, charge customers, including without limitation, family members, employees and business associates, the price set forth on the Approved Price List for its Goods/Services except as otherwise expressly set forth herein.

            D. Methods of Sale Payment and Return Policies.

                  (i) The Goods/Services shall be available for sale to customers of the Park and/or customers requesting from or related to a Park sale as follows: by mall, telephone order and at point of purchase (each, a "Method of Sale"). Licensee agrees to follow Park procedures or acceptance of mail and/or telephone order sales. A Method of Sale shall be discontinued at the discretion of Six Flags.

                  (ii) The following forms of payment for Licensee's Goods/Services will be accepted: MasterCard, Visa, American Express and Discover credit cards (collectively, the "Credit Cards"), checks, and cash (each, a "Form of Payment"). Six Flags may, in its sole


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discretion, discontinue and, if applicable, require Licensee to discontinue any
Form of Payment for Goods/Services sold hereunder. Conversely, Six Flags may, in its sole discretion, require Licensee to accept such additional forms of payment as may be accepted by Six Flags in the future; and in so doing, Licensee agrees to submit to such reasonable rules/restrictions with respect thereto. Payment for the Goods/Services shall be in accordance with the provisions of Exhibit B - Payment/Return Agreement, which is attached hereto and incorporated herein.

            E. Reports and Records.

                  (i) Upon commencement of Licensee's daily operations, Licensee shall pick up a cash till from the Park's cash control facility, and within one
(1) hour after the close of each Park day, Licensee shall deliver to Park's cash control facility the following: (a) remaining cash till, (b) a daily report of the day's operations on Six Flags' "Daily Sales Report" form, and (c) the day's daily gross receipts, including without limitation credit card sales drafts, credit memos and all other materials evidencing sales transactions during such day (collectively, the "Deposits"). Such Deposits are received subject to audit by Six Flags as set forth herein and Six Flags may correct and credit or debit Licensee for any inaccuracies or errors in Licensee's computation of Deposits. Six Flags may refuse to accept or revoke acceptance of any Deposits, including any sales drafts or credit adjustments, which are illegible or which fail to comply with the terms of this Agreement, including, but not limited to, any federal or state law.

                  (ii) Licensee shall retain copies of sales drafts and other materials evidencing sales transactions related to sale of Goods/Services for a period of 3 years from date of transaction. This Section shall survive the termination of the Agreement.

            F. Compliance with Laws.

                  Licensee agrees that at all times during the Term it shall be in compliance with all laws, rules and regulations with respect to operation of the Attraction/Concession in the Park, including, without limitation, all environmental and employment laws, rules and regulations. Licensee agrees that it shall be responsible for obtaining, at its sole cost and expense, all licensing and/or permits required in connection with operation of the Attraction/Concession in the Park.

            G. Employees.

                  (i) Licensee acknowledges that it has no authority to employ persons on behalf of Six Flags, and no employees or agents of Licensee shall be deemed to be agents or employees of Six Flags.

                  (ii) Without Six Flags' prior written consent, Licensee shall not, until after the second anniversary of the end of the Term, solicit for the purpose of hiring or employ, directly or indirectly, any employee employed by, or independent contractor engaging in business with, Six Flags, in each case, during the Term. This subsection of the Agreement shall survive until the second anniversary of the end of the Term.

                  (iii) Licensee represents and warrants that it shall, at its sole cost and expense, recruit, train, supervise and furnish the services of at least 2 persons per day to operate the,


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and perform services in connection with the Attraction/Concession as set forth in Exhibit C attached hereto and incorporated herein ("Licensee's Employees") during Operating Hours. Licensee acknowledges that Six Flags will suffer great harm if Licensee breaches the agreement set forth in this subclause, the amount of which would be difficult to determine. Therefore, Licensee agrees to pay Six Flags liquidated damages of $250.00 for each Park operating day that Licensee fails to furnish the services, 1 trained persons per day to operate the Attraction/Concessions and/or fails to operate the Attraction/Concessions during the Operating Hours.

                  (iv) Licensee shall be fully responsible for all Licensee's Employees, including without limitation, responsibility for all salaries and other compensation, withholding taxes, worker's compensation insurance, union dues, if applicable, and other required payments in connection with such employees and shall be in compliance with all laws, rules and regulations with respect thereto.

                  (v) Each prospective employee of Licensee shall complete an employment application, the form of which must be approved by Six Flags, prior to beginning work in the Park.

                  (vi) Licensee agrees to use best efforts to cause its employees to attend Park training/orientation programs as may be required by Six Flags and comply with Park rules and regulations, including without limitation submission to drug testing, as may be required. Licensee further agrees to cause its employees to wear such uniforms at Licensee's expense as shall be approved in advance by Six Flags. Licensee agrees that all such uniforms shall be returned in good condition, normal wear and tear excepted, to Six Flags at the end of Term. Licensee agrees to pay Six Flags for any damage to, or loss of, such uniforms. Six Flags reserves the right to off set the amounts thereof from Licensee's share of Net Revenues.

                  (vii) Licensee agrees to verify, at its sole cost and expense, the references of Licensee's Employees, including without limitation, prior positions of employment, reasons for leaving prior positions, age, education, criminal records, immigration status, and right to work in the United States and use due diligence to determine if any of Licensee's Employees have provided false information or omitted significant information with respect to their backgrounds and/or prior employment.

                  (viii) Licensee represents and warrants that it shall not, to Licensee's knowledge, employ any person to work in the Park who has a criminal history without Six Flags' knowledge and approval with respect to said employment. Licensee's knowledge, for the purpose described in the immediately preceding sentence, is the knowledge that Licensee would have known had Licensee performed a reference check of the type performed by Six Flags. Licensee acknowledges that great harm can be suffered by Six Flags if a Licensee's employee is discovered to have a criminal record that could have been discovered with a criminal history background check of the type performed by Six Flags with respect to all prospective employees of Six Flags. The parties agree that it will be difficult to determine the damages suffered by Six Flags in the event of Licensee's failure to undertake such background checks. Accordingly, the parties agree that in the event Licensee employs an individual for work in the Park for whom Licensee has not, prior to hiring such person, undertaken a criminal history background check of the type performed by Six


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Flags, then Licensee shall pay Six Flags liquidated damages of $1,000.00 with respect to each such employee of Licensee regardless of whether the background check would have revealed any evidence of criminal history.

                  (ix) At the request of Six Flags, Licensee shall make available to Six Flags all information obtained with respect to its employees, including, without limitation, criminal history background checks.

                  (x) Licensee agrees to terminate employment at the Park for any Licensee Employee working in the Park who: (a) is subsequently discovered to have a criminal history and, after being advised of the same, Six Flags does not approve said employment, (b) fails to comply with Park rules or (c) made material misstatements or omissions on their employment application. Licensee agrees to indemnify Six Flags from and against any claims by Licensee's Employees arising from or related to such dismissals.

            3. FACILITY.

                  A. Rights/Responsibilities.

                  (i) In connection with Licensee's operation and management of the Attraction/Concession, Six Flags agrees that Licensee shall be entitled use of and/or access to: (a) the facility at which the Attraction/Concession is operated (the "Facility"), (b) adjacent portions of the Facility, as may be necessary for the operation and maintenance of the Attraction/Concession, and
(c) common ways and areas within the Park for incinerator or trash purposes, loading and unloading supplies and installation, repair and maintenance of Equipment and/or other elements related to the Attraction/Concession.

                  (ii) Six Flags will be responsible for heating, ventilation, air conditioning, plumbing electrical and telephone expenses, related to the operation of the Attraction/Concession in the Facility. Six Flags also agrees to provide Licensee the following: (i) passes to enter the Park for Licensee's Employees in the performance of their duties, and (ii) Licensee Employee access to the Park employee parking areas on a first-come, first-serve basis to be used in the performance of their duties.

                  (iii) Licensee will be responsible for depositing all trash in Six Flags' designated trash dumpsters, cleaning the Facility and surrounding patios, patio chairs and area and removing trash from said areas, the regular maintenance of the Facility, including the replacement of light bulbs, tubes and ballasts related to the operation of the Attraction/Concession in the Facility.

            B. Alterations.

                  (i) Upon approval by Licensee in writing, Six Flags shall have the right, but not the obligation, to make alterations, modifications, additions, improvements or updates AT Licensee's sole cost and expense, to the Facility and/or the Equipment, as hereinafter defined (collectively, the "Alterations"); provided, however, that Licensee shall have been deemed to approve Alterations if: (i) the Alterations are reasonably required by Six
Flags: for safety, quality or financial control reasons, or if new technology and improvements are made to the same type of Facility and/or


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Equipment in the industry in the industry and/or (ii) required by any applicable laws, rules or regulations. All such Alterations shall be made in a good and workmanlike manner. Licensee agrees to pay Six Flags for the reasonable cost of such Alterations within thirty (30) days of receipt of an invoice therefor.

                  (ii) Licensee agrees to make alterations, modifications, additions, improvements or updates, at its sole cost and expense (including any necessary design and engineering expenses), to the Facility and/or the Equipment, as hereinafter defined (collectively, the "Alterations"), as shall be mutually agreed to by the parties and in accordance with the Design Policy (attachment). Six Flags' design requirements policy (the "Design Policy") (a copy of the Design Policy in effect as of the date hereof is attached hereto and incorporated herein), as Six Flags may amend from time to time upon notice to Licensee]; provided, however, that Licensee shall be required to make Alterations if: (i) the Alterations are reasonably required by Six Flags: for safety, quality or financial control reasons, or if new technology and improvements are made to the same type of Facility and/or Equipment in the industry; and/or (ii) required by any applicable laws, rules or regulations. All such Alterations shall be made in a good and workmanlike mariner.

                  (iii) Licensee covenants that it will not make, or suffer or permit to be made, any Alterations in, on, or to the Facility and/or the Equipment without first: (a) notifying Six Flags in writing sufficiently in advance of the commencement thereof to enable Six Flags to post or record or both, appropriate and effective notices of non-responsibility, (b) obtaining the written consent of Six Flags thereto, which consent Six Flags shall not unreasonably withhold provided that the proposed Alterations are of high quality and in harmony with the overall design and appearance of the Park, and necessary to operate the Attraction/Concession in a safe and efficient manner, (c) obtaining the written approval of Six Flags as to all contractors, subcontractors, and materialmen who will perform work or services or supply materials in connection therewith and (d) obtaining the written consent of Six Flags with respect to the proposed commencement and completion date of such Alterations.

            C. Maintenance and Repair.

                  Licensee agrees to properly maintain and keep in good repair and condition the Facility and/or the Equipment, at its sole cost and expense. The Facility and/or the Equipment shall be maintained in keeping with the being and overall aesthetics of the Park. In the event any portion of the Facility and/or the Equipment is inoperative or a component thereof has failed or is defective, Licensee shall repair the same no later than 24 hours of Licensee's knowledge of the same or, in the case of Equipment, Licensee shall secure comparable equipment (the "Replacement Equipment") and deliver the same to the Park until such time as the Equipment is repaired. Failure of Licensee to comply with the provisions of this subsection shall constitute default hereunder.

            D. Relocation

                  Licensee agrees that Six Flags shall have the right to relocate Licensee to another Facility in the Park, for any reason, provided that Six Flags agrees to exercise reasonable care to minimize interference in or to Licensee's operations and further provided that Six Flags


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agrees to be responsible for Licensee's reasonable moving and installation costs associated with the same.

            E. Ownership.

                  (i) It is understood and agreed that the Facility and the improvements thereto, whether made by Licensee or Six Flags hereunder, shall remain the property of Six Flags.

                  (ii) It is further understood and agreed that the Equipment and improvements thereto, whether made by Licensee or Six Flags hereunder, shall remain the property of Licensee; provided, however, that if such improvements have been made by Six Flags and Six Flags has been paid by Licensee for said improvements as set forth herein, then such improvements shall remain the property of Licensee, except Six Flags' Trademarks the trademarks and other indicia of Six Flags, including an Alternate Name (hereinafter defined) ("Six Flags' Trademarks") and the trademarks of Six Flags' affiliates, including Warner Bros. and DC Comics ("Affiliates' Trademarks") shall be the property of Six Flags and its affiliates and in the event of termination hereunder Six Flags' Trademarks and its Affiliates' Trademarks shall be removed therefrom and returned to Six Flags at Licensee's sole cost and expense. This Section shall survive the termination of this Agreement.

            F. Interference with Park Operations.

                  Licensee understands that this Agreement may not be asserted to affect or impede Six Flags' normal Park operations, including without limitation, upgrading Park equipment, building and/or facilities, buying/selling Park games or attractions, entering into agreements with other parties or locating or changing other facilities, equipment, walkways or signage into or surrounding the Facility, each without the consent of Licensee. Licensee shall have no exclusive rights with respect to the sale and/or operation of attractions and/or concessions in the Park similar in nature or type to the Attraction/Concessions unless specifically set forth in Exhibit D hereto, which is incorporated herein.

      4. EQUIPMENT.

            A. Description.

                  (i) Licensee agrees to provide, at its sole cost and expense, all equipment, supplies, furnishings, displays, and other signage, cash registers, credit card processing equipment and any other materials necessary to operate the Attraction/Concession (the "Equipment"). A general description of the Equipment is set forth in Exhibit E, attached hereto and incorporated herein. Notwithstanding the foregoing, Licensee agrees that it shall use only Six Flags provided cash register, credit card processing equipment (collectively, "Six Flags' Equipment"), as appropriate, for all transactions and, in consideration therefore, Licensee shall pay Six Flags no later than thirty (30) days of receipt of an invoice therefor.


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            B. Delivery, Installation and Removal.

                  (i) Licensee agrees that it shall be responsible for the shipment, installation and, promptly following the end of the Term, the removal, of the Equipment, including parts therefor and/or Replacement Equipment (as hereinafter defined), at its sole cost and expense. Licensee agrees that time is of the essence with respect to this Agreement and the business of the Park is significantly affected by Licensee's ability to have the Equipment installed and operating on schedule and that the business, revenues and profits of the Park will be affected in a materially adverse manner if the Equipment is not ready (in good working order) for operation on the Commencement Date. Licensee agrees to ship to and install the Equipment in the Park by March 19, 1999.

            (ii) Six Flags shall have the right, but not the obligation, to test and inspect the Equipment and the installation and operation of the Equipment during the Term. Licensee agrees, at its sole cost and expense, to remedy any problems with the Equipment and installation thereof, upon Six Flags' request, including without limiting the foregoing, problems associated with defective design, engineering, workmanship, failure of factory construction, materials or any component parts.

            C. Additional Equipment.

                  Licensee agrees to install and/or supply additional Equipment, as determined by mutual agreement of the parties, at no additional cost to Six Flags.

      5. PAYMENT TO LICENSEE.

            A. Licensee shall collect, record and submit the Deposits of the Attraction/Concession to Six Flags and Six Flags shall pay Licensee the following share of In-Park Net Revenue and mail telephone order Net Revenue (as hereinafter defined) during each operating season of the Term as follows:

              Year               Licensee % of Net Revenue
              ----               --------------------------
              1999               62% of In Park Net Revenue
              2000               62% of In Park Net Revenue
              2001               62% of In Park Net Revenue

            B. "Net Revenue" means gross revenue of the Attraction/Concession during the applicable period less the sales tax paid or payable in respect thereto or otherwise paid. Licensee agrees that Six Flags shall have the right to deduct the following from Licensee's share of the Net Revenue: (i) cash shortages, (ii) credit card, check processing and other transaction costs and charges, including charge backs and return check amounts and fees related thereto, (iv) the cost of goods taken from Six Flags' warehouse, to the extent permitted by Six Flags, or otherwise and not paid for, (v) the cost of leased Park equipment, if any, each during the applicable period, (vi) the cost associated with the damage or loss of uniforms as set forth in more detail in
Section 2 G (vi) hereof


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and, (vii) the cost of any bill or charge which is the basis or which may be the basis for a lien against the Facility as set forth in more detail in Section 10A
(vii) hereof.

            C. Licensee's share of the Net Revenue will be calculated at the end of the week. For payment purposes, a week shall be defined as the seven (7) day period beginning Monday and ending on and including Sunday. Payments shall be directed as set forth in this Agreement or as Licensee may otherwise direct in writing and shall be payable 9 days from Six Flags' calculation thereof. Six Flags shall have no further monetary liability or obligation to Licensee. Payments shall be made to Licensee at the address indicated in the first paragraph of this Agreement or otherwise as requested in writing by Licensee.

            D. Notwithstanding Six Flags' deduction of sales tax from Net Revenue, Licensee represents and warrants that all payments by Six Flags to Licensee of Licensee's share of Net Revenue hereunder are exempt from any United States federal, state and local taxes or other assessments, including any withholding taxes. Licensee shall be solely responsible for, and shall pay when due, assessments arising from or in connection with the receipt by Licensee of such Net Revenue.

      6. AUDIT RIGHTS.

            Until all claims and rights of Six Flags shall have been fully ascertained, fixed and paid Licensee shall maintain, in accordance with generally accepted accounting principles, separate and accurate records of the gross receipts of the Attraction/Concession at the Park showing in detail all business transacted by Licensee. Six Flags shall have the right, at all reasonable times, to examine and inspect such records as well as any other business records of Licensee pertaining to the operation of the Concession/Attraction. This Section shall survive the termination of this Agreement.

      7. EARLY TERMINATION

      8. CHANGE IN FINANCIAL CONDITION.

            Licensee agrees to notify Six Flags promptly of any significant/material change in its financial condition.

      9. TRADEMARKS.

            A. Licensee hereby grants Six Flags the non-exclusive royalty-free right and license to use Licensee's trademarks, trade names, service marks, logos and symbols, including RX TECHNOLOGY. d/b/a Batman & Robin Ride Photo ("Licensee's Trademarks") for the Term of the Agreement in connection with the Concession/Attraction in the Park. Licensee's Trademarks are and shall remain Licensee's sole and exclusive property. Six Flags agrees to include a trademark


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symbol (TM) on the first and most prominent reference to Licensee's Trademarks and a protective trademark legend in materials as shall be required by Licensee hereunder.

            B. Six Flags reserves the right to create an alternate name and/or logo (collectively, the "Alternate Name") for the Concession/Attraction. Six Flags shall own all right, title and interest in and to such Alternate Name, and all goodwill with respect thereto shall inure to the benefit of Six Flags. Licensee agrees that any Alternate Name shall be the exclusive property of Six Flags.

            C. Six Flags' Trademarks are and shall remain the sole and exclusive property of Six Flags, and Affiliates' Trademarks are and shall remain the sole and exclusive property of Six Flags' affiliates, and Licensee shall not use nor permit others to use Six Flags' Trademarks, including the Alternate Name, and Affiliates' Trademarks for any purpose without the prior written consent of Six Flags nor do anything which could in any way conflict with Six Flags' or its affiliates' use or ownership of such trademarks.

      10. REPRESENTATIONS AND WARRANTIES; ADDITIONAL COVENANTS.

            A. Licensee represents and warrants that:

                  (i) Licensee is, and will during the term of this Agreement be, solvent and able to meet its obligations hereunder as and when they become due;

                  (ii) Licensee shall not use, or suffer or permit any person or persons to use, the Equipment and/or Facility for any purpose other than as set forth herein without the prior written consent of Six Flags, or in any unlawful manner or for any unlawful purpose;

                  (iii) Licensee shall comply with, and use its best efforts to cause its agents and employees to comply with all rules and regulations of the Park as may be in effect from time to time. Licensee confirms that it has been provided with a copy of the rules and regulations of the Park;

                  (iv) Licensee will not offer or provide any Goods/Services in or from the Attraction/Concession or elsewhere in the Park, without the prior express written authorization of Six Flags. Any uncertainty with respect to the Goods/Services which Licensee is authorized to offer or provide shall be resolved in the manner which most limits and restricts Licensee's authority, and any reasonable interpretation of such authority by Six Flags shall be binding upon Licensee;

                  (v) Licensee shall maintain, at its sole cost and expense during the Term of this Agreement, a valid business license and any other necessary permits or licenses and shall provide proof of same to Six Flags;

                  (vi) the Attraction/Concession, including the Facility and the Equipment with respect thereto, will be fit and safe for its intended commercial use, shall be free from defects, shall comply with all applicable laws, ordinances and regulations, including building, electrical and/or other codes, and will meet the operation objectives set forth herein;


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                  (vii) Licensee shall promptly pay all bills and charges
relating to the Attraction/Concession in the Park, including any Alterations to the Equipment and/or the Facility, and shall protect and indemnify Six Flags and the Park against all such bills and charges and liens relating thereto. In the event that Licensee desires to contest any bill or charge which is the basis or which may be the basis for a lien against the Facility constituting the Attraction/Concession or the Park or both, Licensee shall, within five (5) days of notice therefor, obtain a bond of, or deposit collateral with, a responsible corporate surety or depository to protect against any such lien in the amount of any such bill estimated costs and expenses, including without limitation, attorney's fees and interest. If Licensee fails to post such bond or collateral within the aforementioned time period, Six Flags may, without prejudice to any other right or remedy of Six Flags herein have the option to: (a) pay any such claim, bill or charge on Licensee's behalf, and Licensee shall reimburse Six Flags on demand for the amount of any such payment or (b) have the right to off set the amount of said claim, bill or charge from the portion of Licensee's Net Revenue due hereunder. Should any claim or lien be filed or recorded affecting the Facility or the Park or both, or should any action affecting the title thereto be commenced, Licensee shall give Six Flags written notice thereof promptly after the same becomes known to Licensee, and Licensee shall thereafter remedy the same with respect to the Facility or the Park or both;

                  (viii) Licensee's Trademarks, and/or any advertising, promotion or publicity materials supplied Six Flags by Licensee hereunder will not violate, infringe upon or give rise to any adverse claim with respect to any common law or other right whatsoever, including, without limitation, any copyright, trademark, service mark, right of privacy or publicity or contract right of any party or violate any other law; and

                  (ix) Except as otherwise expressly permitted herein, Licensee shall not have the right to use or permit the use of any of Six Flags' Trademarks, including any depiction of the Park or Affiliates' Trademarks without Six Flags' prior written consent identifying the use consented to, which consent may be granted or withheld in the absolute discretion of Six Flags. This Section shall survive the termination of the Agreement.

      11. ASSIGNMENT.

            The obligations of Licensee herein are personal in nature and this Agreement and the obligations of Licensee hereunder shall not be assigned or otherwise transferred by Licensee, in whole or in part, to any third party without the prior written consent of Six Flags. Six Flags may assign this Agreement to any affiliate of Six Flags. For purposes of this Agreement, the term "assigned" or "assignment" shall include, without limitation, a consolidation or merger of Licensee with or into another party, a reorganization or a sale of all or substantially all of the assets of Licensee to another party, and/or transfer of a controlling interest in Licensee's business in or to another party.

      12. INDEMNITY.

            Licensee covenants that it will protect, defend, hold harmless and indemnify Six Flags, its directors, officers, employees, agents, subsidiaries, affiliates, partners and parent companies from and against any and all expenses, claims, actions, liabilities, attorney's fees and costs, damages and losses of any kind or nature whatsoever (including, without limitation of the foregoing, death of or injury to persons and damage to property), actually or allegedly resulting from or connected with the operation of the Facility and/or the Concession/Attraction (including, without limitation of the foregoing, goods sold, work done, services rendered or products utilized therein, advertising and promotion therefor, lack of repair in or about the area occupied or arising out of any actual or alleged infringement of any patent or claim of patent, copyright, trademark, service mark, or trade name) or from the omission or commission of any act, lawful or unlawful, or breach of this Agreement by Licensee or its agents or employees, whether or not such act is within the scope of the employment of such agents or employees. This Section shall survive the termination of the Agreement.

      13. INSURANCE.

            A. To insure Licensee's performance of the obligations and warranties as set forth herein, but not by way of limitation, Licensee agree, at its expense, to procure and maintain Comprehensive General Liability against claims for bodily injury, personal injury or death and property damage, Contractual Liability, Products Liability, Automobile Liability against claims for bodily injury, personal injury or death and property damage, and Worker's Compensation Insurance, including an employer liability endorsement (collectively, the "Insurance") each covering claims occurring upon, in or about the Park, and on, in or about the adjoining streets, sidewalks and passageways and identifying this Agreement, the Park and Six Flags Theme Parks Inc. as being named as additional insured on the Insurance policies described herein, including any renewals of such Insurance. The Insurance shall apply separately to each insured against whom a claim is made or suit is brought. The Insurance shall remain in full force and effect for the Term of this Agreement and one (1) year thereafter, and all such Insurance shall include a waiver of subrogation against Six Flags. This Section shall survive the termination of the Agreement.

            B. The Insurance shall be written by a company rated "A" or better by Best Insurance Reports, or by such other company consented to in writing by Six Flags. The policy of Insurance will provide, inter alia, for thirty (30) days advance notice to Six Flags and Licensee of any proposed policy modification or cancellation. Upon any cancellation and/or modification of any Insurance policy required hereby, and prior to the effective date thereof, Licensee shall deliver replacement insurance to Six Flags. Licensee shall forward the Certificate of Insurance form attached hereto and incorporated herein as Exhibit G to its insurer for execution and transmit such executed Certificate to Six Flags promptly after execution of this Agreement, and Licensee shall also supply Six Flags with its official Certificate of Insurance promptly after execution of this Agreement for its records.

            C. Each of the Insurance liability coverages referenced above shall have a combined single limit of at least $1,000,000 for any claim arising out of a single occurrence and $3,000,000 for all claims in the aggregate.

            D. All Insurance policies required to be maintained shall be primary and shall not require contribution from any coverage maintained by Six Flags, and shall not contain, without Six Flags' prior written consent, any special or non-customary exclusions.

            E. Licensee's shall further, upon request, furnish Six Flags with a certificate from see s insurance carrier certifying that Licensee has obtained Worker's Compensation insurance upon its employees, or an opinion of counsel satisfactory to Six Flags that such coverage is not required.

            F. Licensee understands that Six Flags' rights and Licensee's obligations hereunder shall not be limited or affected by the provisions of this
Section 13.

      14. BREACH.

            In the event of breach of any provision of this Agreement by Licensee or in the event Licensee should become insolvent, file a voluntary petition in bankruptcy, have a receiver, liquidator or trustee in bankruptcy appointed over its affairs, have a significant material adverse change in its financial condition, Six Flags may, at its option, then or at any time thereafter while said breach continues, upon fifteen (15) days prior written notice to Licensee, terminate this Agreement and the license and privileges granted hereby and be relieved of all further obligation hereunder arising after the date of termination. In the event of termination hereunder, Licensee shall then quit and surrender the premises as set forth in this Agreement and the license and privileges granted hereby shall then terminate; provided, however, that Licensee shall remain liable for all obligations under this Agreement, and Six Flags may, in addition to any remedy herein provided, recover from Licensee any damages to which it may be entitled in law or equity. This Section shall survive the termination of this Agreement.

      15. NOTICES.

               All notices required or permitted to be given hereunder shall be in writing and personally delivered or sent by courier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

          To Six Flags:               SIX FLAGS GREAT ADVENTURE
                                      ROUTE 537
                                      JACKSON, NJ 08527
                                      Attn: Bill Muirhead
                                      Fax: (732) 928-0839

               copy to:               Premier Parks.
                                      11501 Northeast Expressway
                                      Oklahoma City, Ok 73131
                                      Attn: General Counsel
                                      Fax: (405-475-2555)

           To Licensee:               RX TECHNOLOGY
                                      d/b/a/ Batman & Robin Ride Photo
                                      2264 Seventh Street
                                      Mandeville, LA 70471
                                      Attn: D. Rex Gay
                                      Fax: (504-727-9412)
or to such other addresses as the parties may direct by written notice given as herein above provided. Notice shall be deemed given when received as evidenced by the return receipt or the date such notice is first refused, if that be the case. Notice also may be sent by facsimile and shall be deemed received on the date facsimile is confirmed as being sent.

      16. SURRENDER OF PREMISES.

            At the expiration or prior termination of this Agreement, Licensee may, subject to any indebtedness of Licensee to Six Flags, promptly remove Licensee's Equipment from the Park, except that Six Flags' Trademarks or Six Flags' Affiliates' Trademarks shall be removed from the Equipment and remain at the Park, and Licensee shall quit and surrender the Facility in the Park in good condition, reasonable wear and tear excepted. Unless the parties otherwise agree, if Licensee fails to remove the Equipment from the Park within five (5) days after termination of this Agreement, then Licensee shall be deemed to have abandoned such property and title to the same shall at that time vest in Six Flags. Any costs and expenses incurred by Six Flags in removing such abandoned property (including the reasonable value of the services rendered by Park employees in connection therewith) shall be paid to Six Flags by Licensee promptly following demand therefor. This Section shall survive the termination of this Agreement.

      17. GOVERNING LAW.

            A. Each of the parties hereto agree that this Agreement shall be deemed to have been made, entered into, executed and delivered in the State of New Jersey (the "Specified State") and that the laws of the Specified State shall govern the construction, interpretation and enforceability of this Agreement. Should any dispute arise in connection with the construction, interpretation, performance or enforcement of the provisions of this Agreement, Each of the parties hereto agree that any such action shall be brought only in the courts located in the Specified State.

            B. Each of the parties hereto, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily, with and upon advice of competent counsel, (i) submit to personal jurisdiction in the Specified State over any suit, action or proceeding by any person arising from or relating to this Agreement and the relationship of the parties hereto, (ii) agree that any such action, suit or proceeding shall be brought in any state or federal court of competent jurisdiction sitting in the federal court district in the Specified State, (iii) submits to the jurisdiction of such courts and (iv) to the fullest extent permitted by law, agree that it will not bring any action, suit or proceeding in any forum other than as provided herein (but nothing herein shall affect the right of the Six Flags to bring any action, suit or proceeding in any other forum to the extent necessary to enforce its rights under this Agreement).

      18. RELATIONSHIP OF THE PARTIES.

            Licensee is an independent contractor. Nothing contained in or done pursuant to this Agreement shall be construed as creating a partnership, agency, joint employer, joint venture or landlord-tenant relationship. Except as otherwise expressly provided in this Agreement, no party shall become bound, with respect to third parties, by any representation, act or omission of the other.

      19. FORCE MAJEURE.

            Neither party shall be liable to the other party for damages for its failure to perform due to contingencies beyond its reasonable control, including, but not limited to, fire, storm, flood, earthquake, explosion, accidents, public disorders, sabotage, lockouts, labor disputes, strikes, riots or acts of God. In the event that such an event has occurred, the party affected shall notify the other immediately. The rights and obligations of either party under this Agreement shall be suspended only for the duration and extent of the force majeure and once the force majeure ceases to exist, the rights and obligations of either party shall continue in full force.

      20. PUBLICITY.

            A. Six Flags shall, at its discretion, develop, direct and produce any and all advertising and promotion in connection with the Concession/Attraction in the Park for the purposes of advertising, promoting, publicizing and merchandising the Concession/Attraction in the Park. Licensee agrees to cooperate, as necessary, when requested to provide any advertising or promotion with respect to the Concession/Attraction.

            B. Six Flags shall have the right to use Licensee's Trademarks and the names of any person or entity rendering services on or associated with the Concession/Attraction, as well as any such person or entity's biography, photographic or non-photographic likeness and recorded voice.

            C. Licensee shall not have the right to have or cause to have sponsors with respect to the Concession/Attraction without the prior written approval of Six Flags.

            D. Licensee agrees that Six Flags may obtain sponsors for the Concession/Attraction which may include affixing signage in or around the Attraction/Concession, and any proceeds Six Flags derives in connection therewith shall be solely that of Six Flags.

      21. PROPRIETARY INFORMATION.

            Licensee agrees that this Agreement and all information regarding the business operations, policies and practices of Six Flags ("Proprietary Information") acquired or learned in connection with the activities conducted under this Agreement shall be deemed confidential and shall be kept in strict confidence under appropriate safeguards. The term Proprietary Information, as used herein, does not include any information that is or becomes generally available to the public other than as a result of disclosure in violation of this Agreement. This Section shall survive the termination of the Agreement.

      22. SEVERABILITY.

            If any provision of this Agreement or the application of any such provision to any party or circumstance is held invalid, the remainder of this Agreement, and the application of such provision other than to the extent it is held invalid, will not be invalidated or affected thereby.

            23. ENTIRE AGREEMENT.

                  This Agreement (including any and all exhibits and schedules hereto) constitutes the entire agreement between the parties with respect to the matters which are the subject hereof and supersedes all prior and contemporaneous agreements and undertakings of the parties pertaining to the subject matter hereof. This Agreement may not be modified except by written instrument duly executed by the parties hereto.

IN WITNESS WHEREOF, this License Agreement has been duly executed by the parties hereto on the day and year first hereinabove written.


                                  SIX FLAGS GREAT ADVENTURE
                                   a division of Six Flags Theme Parks Inc.


                                  By:  /s/ Leonard Turtora
                                     ------------------------------
                                       Name   Leonard Turtora
                                       Title: Director of Finance


                                  LICENSEE:

                                  RX TECHNOLOGY
                                  d/b/a/ Batman & Robin Ride Photo

                                  By:  /s/ D. Rex Gay
                                     ------------------------------
                                       Name:  D. Rex Gay
                                       Title: Chairman/CEO

                                    Exhibit A

                                   Location(s)

      Locations shall be determined by Six Flags in its sole discretion and may be changed from time to time in the reasonable discretion of Six Flags.

                                    Exhibit B

                            PAYMENT/RETURN AGREEMENT

      1. CREDIT CARD.

            (a) Acceptance.

                  (i) Licensee shall comply with Six Flags' credit card procedures (the "Credit Card Procedures") (a list of the Credit Card Procedures in effect as of the date hereof is attached hereto and is incorporated herein), as Six Flags may amend them from time to time upon notice to Licensee, with respect to acceptance of Credit Cards as payment for any Goods/Services.

                  (ii) Licensee agrees that it shall not: (A) discriminate in favor of any Credit Card accepted for payment over another, (B) require a minimum transaction amount or impose a surcharge as a condition for honoring Credit Cards, (c) impose a requirement on Credit Card holders to provide any personal information as a condition for honoring Credit Cards unless otherwise required by the Credit Card Procedures, (D) make or require a photocopy of a Credit Card, (E) make a Credit Card sale where only part of the consideration due is paid by use of such Credit Card, or (F) accept a Credit Card for any purpose which is prohibited by the Credit Card Procedures.

                  (iii) Licensee shall not make a Credit Card sale to any person if: (A) the Credit Card being presented has expired according to the expiration date shown on such Credit Card, (B) the sale has been declined for authorization, (c) Licensee has reasonable grounds to believe the Credit Card being presented is counterfeit, fraudulent or stolen, or (D) the signature on the Credit Card does not appear to be the same as the signature on the sales draft or the spelling of the signature on the sales draft is different from the spelling of the name on the Credit Card. Licensee shall use reasonable efforts to retrieve any credit card from the customer when instructed by a service provider in response to an authorization or other inquiry.

                  (iv) Licensee agrees to display symbols of the Credit Cards, supplied by Six Flags hereunder, at its Facility in the Park to effectively inform customers of the Park that the Credit Cards are honored by Licensee.

            (b) Returns and Adjustments.

                  (i) All disputes between Licensee and any Credit Card holder respecting any Credit Card transaction hereunder shall be settled between Licensee and such Credit Card holder. Licensee agrees that in the event of a Credit Card dispute, Licensee shall reasonably address the Credit Card holder's concern in a good faith manner.

            (ii) Licensee shall maintain a fair and consistent policy for exchange and return of Goods/Services and for the adjustment of amounts due on Credit Card transactions and such policy shall be the same as available to cash customers. Licensee shall make no cash refunds or payments to Credit Card holders for returns or adjustments on Credit Card sales.

                  (iii) When a refund or payment is due to a Credit Card holder for return or adjustment, Licensee shall prepare, execute and deliver to Six Flags or cause to be delivered to Six Flags a legible credit adjustment memo on a form provided or approved by Six Flags and deliver to the Credit Card holder a copy of the completed form. Each credit adjustment memo shall be imprinted with or contain the following: (A) Six Flags' name and merchant account number, (B) city and address where the credit or adjustment occurred, (c) Credit Card holder's name and Credit Card number, (D) Credit Card expiration date, (B) the date of the return or adjustment and the date of the initial transaction, if available, (F) the amount of the credit, and (vii) a brief description of the Goods/Services returned.

                  (iv) With respect to each credit adjustment memo presented to Six Flags and/or transmitted hereunder, Licensee represents and warrants that:
(A) the credit adjustment memo represents an amount lawfully due to a Credit Card holder for the return or adjustment of Goods/Services previously purchased with the Credit Card, (B) a sales draft relating to and including the amount of the credit memo was previously presented to Six Flags and/or transmitted hereunder, (c) the credit adjustment memo does not duplicate information concerning the same transaction in any other credit slip unless Six Flags requests a resubmission, (D) the signature appearing on the credit adjustment memo is that of an authorized employee of Licensee, and (E) Licensee has complied fully with the terms of this Agreement.

            (c) Failure to Comply.

                  In the event Licensee fails to comply with the Credit Card Procedures or the terms of this Exhibit B for a given Credit Card transaction and said sales draft is returned to Six Flags, or in the event Goods/Services are returned by the customer that paid by Credit Card, or in the event Goods/Services are not received by customer or any defense or problem is made or presented by customer questioning the validity or authorization of the transaction, Licensee agrees that Six Flags may, in its sole discretion: (i) deduct the amount of said Credit Card transaction from Licensee's share of the revenue from the Attraction/Concession due and owing Licensee, if any, or (ii) bill Licensee in the amount of said Credit Card transaction, and Licensee shall pay Six Flags the same within five (5) days of receipt therefor, or (iii) demand payment from Licensee in the amount of said Credit Card transaction and Licensee shall pay Six Flags immediately upon its receipt of Six Flags' demand. Failure of Licensee to pay Six Flags as set forth herein for any outstanding Credit Card transactions shall constitute a breach of the Agreement.

            (d) Termination of Acceptance.

                  In the event Six Flags' agreement with respect to the Credit Cards terminates or Six Flags, in its sole discretion, determines that it does not want Licensee to accept Credit Cards as payment for Goods/Services hereunder, Licensee agrees to discontinue acceptance of Credit Cards and remove the Credit Card symbols from the Facility upon notification by Six Flags.

      2. CHECK.

            (i) Acceptance.

                  Licensee represents and warrants that it shall comply with Six Flags' current check authorization procedures (the "Check Authorization Procedures") (a copy of the TeleCheck Authorization Procedures in effect as of the date hereof has been received by Licensee and is incorporated herein), as Six Flags may amend from time to time upon notice to Licensee, prior to acceptance of a check as payment for Goods/Services. Notwithstanding the foregoing, Licensee agrees that it shall not contact TeleCheck directly, as set forth in Section 3 of the Check Authorization Procedures but shall contact the Merchandise office at the Park at ext. 2407 to obtain authorization from TeleCheck.

            (b) Returns and Adjustments.

                  (i) All disputes between Licensee and any customer respecting any check transaction hereunder shall be settled between Licensee and such customer. Licensee agrees that in the event of a dispute, Licensee shall reasonably address the customer's concern in a good faith manner.

                  (ii) Licensee shall maintain a fair and consistent policy for exchange and return of merchandise and for the adjustment of amounts due on check transactions and such policy shall be the same as available to cash and credit customers.

                  (iii) When a refund or payment is due to a customer for return or adjustment, Licensee shall prepare, execute and deliver to Six Flags or cause to be delivered to Six Flags a legible Refund Document as provided by Six Flags.

                  (iv) With respect to each legible Refund Document presented to Six Flags hereunder, Licensee represents and warrants that: (A) the Refund Document represents an amount lawfully due customer for the return or adjustment of Goods/Services previously purchased with a check, (B) a sales draft relating to and including the amount of the Refund Document was previously presented to Six Flags and/or transmitted hereunder, (c) the Refund Document does not duplicate information concerning the same transaction in any other Refund Document unless Six Flags requests a resubmission, (D) the signature appearing on the Refund Document is that of Licensee, and (E) Licensee has complied fully with the terms of this Agreement.

            (c) Failure to Comply.

                  In the event Licensee fails to comply with the Check Authorization Procedures for a given check and said check is returned to Six Flags, or in the event Goods/Services are returned by the customer that paid by check, or in the event Goods/Services are not received by customer or any defense or problem is made or presented by customer questioning the validity or authorization of the transaction, Licensee agrees that Six Flags may, in its sole discretion: (A) deduct the amount of said check from Licensee's share of the revenue from the Attraction/Concession due and owing Licensee, if any, or
(B) bill Licensee in the amount of said check, and Licensee shall pay Six Flags the same within five (5) days of receipt therefor, or (c) demand payment from Licensee in the amount of said check and Licensee shall pay Six Flags immediately upon its receipt of Six Flags' demand. Failure of Licensee to pay Six Flags as set forth herein for any outstanding checks shall constitute a breach of the Agreement.

            (d) Termination of Acceptance.

                  In the event Six Flags' agreement with TeleCheck terminates and Six Flags does not wish to continue acceptance of checks in the Park or Six Flags, in its sole discretion, determines that it does not want Licensee to accept checks as payment for Goods/Services hereunder, Licensee agrees to discontinue acceptance of checks upon notification by Six Flags.

      3. CASH.

            (a) Acceptance.

                  Licensee represents and warrants that it shall cause all cash received by or on Licensee's behalf for sale of Goods/Services hereunder to be rung in the cash register or other Six Flags approved cash collection equipment and deposited in such cash register or other equipment at the time of sale. Licensee agrees that it shall not accept cash for a mail or telephone order transaction.

            (b) Returns and Adjustments.

                  (i) All disputes between Licensee and any customer respecting any cash transaction hereunder shall be settled between Licensee and such customer. Licensee agrees that in the event of a dispute, Licensee shall reasonably address the customer's concern in a good faith manner.

                  (ii) Licensee shall maintain a fair and consistent policy for exchange and return of merchandise and for the adjustment of amounts due on cash transactions and such policy shall be the same as available to credit customers.

                  (iii) When a refund or payment is due to a customer for return or adjustment, Licensee shall prepare, execute and deliver to Six Flags or cause to be delivered to Six Flags a legible Refund Document.

                  (iv) With respect to each legible Refund Document presented to Six Flags hereunder, Licensee represents and warrants that (A) the Refund Document represents an amount lawfully due customer for the return or adjustment of Goods/Services previously purchased in cash, (B) a sales draft relating to and including the amount of the Refund Document was previously presented to Six Flags and/or transmitted hereunder, (c) the Refund Document does not duplicate information concerning the same transaction in any other Refund Document unless Six Flags requests a resubmission, (D) the signature appearing on the Refund Document is that of Licensee, and (E) Licensee has complied fully with the terms of this Agreement.

                  (v) Licensee agrees that in the event Goods/Services hereunder are returned on a day that said Goods/Services were not purchased, Six Flags may, in its sole discretion: (A) deduct the amount of said return from Licensee's share of the revenue from the Attraction/Concession due and owing Licensee, if any; (B) bill Licensee in the amount of said return and Licensee shall pay Six Flags the same within five (5) days of receipt therefor or (c) demand payment from Licensee in said amount and Licensee shall pay Six Flags immediately upon receipt of Six Flags' demand. Failure of Licensee to pay Six Flags as set forth herein for any amount outstanding shall constitute a breach of the Agreement.

                             Credit Card Procedures

      Licensee represents and warrants that it shall follow the following Credit Card Procedures, as may be amended from time to time by Six Flags upon notice to
Licensee:

            1. Each Credit Card sale shall be evidenced by a legible sales draft (the "Draft") on a form approved by Six Flags, indicating the full amount due for Goods/Services sold hereunder.

            2. Each Draft shall be imprinted by Licensee, or show evidence of the electronic equivalent obtained through use of a terminal which reads the magnetic stripe on the Credit Card.

            3. The Draft shall include the following information: (i) Six Flags' name and merchant account number, (ii) the city and state in which the transaction takes place, (iii) the information on the Credit card, including the account number, name and expiration date of the Credit Card, (iv) the date the transaction takes place and the price of the Goods/Services, (v) total amount of the transaction, including all applicable taxes, (vi) description of Goods/Services, and (vii) signature of the Credit Card holder.

            4. Licensee shall compare the signature on the Draft with the signature on the Credit Card to ascertain that they are the same, and if the Credit Card has a photograph of the Credit Card holder, verify that the Credit Card holder and the person presenting the Credit Card appear to be the same person. If Licensee believes there is a discrepancy in the signature or if the photographic identification is uncertain, Licensee shall contact the service provides for instructions.

            5. If the signature panel on the Credit Card is blank, Licensee shall do the following: (i) review positive identification to determine that the user is the Credit Card holder; such identification must consist of a current official government identification document (such as a passport or driver's license) that bears the Credit Card holder's signature, (ii) indicate such positive identification (including any serial number and expiration date) on the Draft and (iii) require the Credit Card holder to sign the signature panel of the Credit Card prior to completing the transaction.

            6. On mail and telephone order sales, if any, Licensee shall print on the Draft the information required in Paragraph 3 of these Credit Card Procedures and, in addition, the following: (i) the customer's name and account number, (ii) whether the order was placed by mail (M.O.) or telephone (T.O.), and (iii) whether or not authorization is obtained. With respect to mail and telephone order sales, Licensee does not need to secure the Credit Card holder's signature or Credit Card imprint. Licensee understands that telephone and mail order transactions are permitted at Licensee's sole risk; namely, that any defense or problem raised by a customer questioning the validity or authorization of the transaction may be made.

            7. For each Credit Card sale, Licensee shall deliver or cause to be delivered a copy of the completed sales draft to the customer, evidencing the full amount due for the Goods/Services.

            8. Licensee shall not complete a sales transaction without first obtaining an authorization from the designated service provider for the total amount of the transaction. Licensee shall print legibly on the Draft the authorization/approval code, evidencing any authorization so obtained.

                                    Exhibit C
                                    Employees

Licensee's Employees shall include the following:

No. of Employees         Title        Function    Location
----------------         -----        ---------   --------

                                    Exhibit D
                                Exclusive Rights

If exclusive rights are agreed upon, describe carefully here. If not, delete the bracketed text in the Agreement, delete this Exhibit and re-title Exhibits E and F as D and E, respectively. Re-title references to these Exhibits in text of Agreement also.

N/A

                                    Exhibit E

                                    Equipment

                    Description
                    -----------
                    Portable Themed Building
                    RX Technology Video Equipment
                    Multi-shot flash System, Multiple shot flash burst RX Technology Super Sensor to trigger picture taking RX Technology Trigger Control Unit
                    Video Printers
                    RX Technology POS Sales Station
                    RX Technology Imaging Computer System
                    RX Technology Camera Equipment at Pole

                                    Exhibit F

                                Early Termination

                                    Exhibit G

                            SIX FLAGS GREAT ADVENTURE
                                 ROUTE 537, P.O. BOX 120
                  Telephone #(732) 928-2000 Fax #(732) 833-0204

                            CERTIFICATE OF INSURANCE

                          COMPANIES AFFORDING COVERAGE

  COMPANY                                COMPANY
  LETTER A                               LETTER D

  COMPANY                                COMPANY
  LETTER B                               LEITER E

  COMPANY                                COMPANY
  LETTER C                               LETTER F

  COVERAGES

THIS CERTIFICATE IS TO CERTIFY TO FRONTIER CITY ______ OR ANY SUBSIDIARIES HEREAFTER REFERRED TO AS "SIX FLAGS' THAT POLICIES DESCRIBED BELOW HAVE BEEN ISSUED TO THE INSURED BY THE UNDERSIGNED AND ARE IN FULL FORCE AND EFFECT AT THIS TIME. IF ANY CHANGES ARE MADE IN THE POLICIES WHICH EFFECT THE INTEREST OF SIX FLAGS OR IF ANY OF THE POLICIES ARE CANCELED AT THE REQUEST OF EITHER PARTY, WRITTEN NOTICE WILL BE GIVEN BY THE INSURANCE COMPANY TO SIX FLAGS
AT LEAST THIRTY (30) DAYS PRIOR TO THE EFFECTIVE DATE THEREOF

--------------------------------------------------------------------------------------------------
  CO.          TYPE OF INSURANCE           POLICY   EFFE. EXP.    LIMITS IN THOUSANDS
  LTR.                                     NUMBER   DATE  DATE
--------------------------------------------------------------------------------------------------
        WORKERS COMPENSATION                                      STATUTORY
        EMPLOYERS LIABILITY (NOTE 1)                              EA. ACCIDENT         $____
        CERTIFICATE HOLDER NAMED ALT                              DISEASE-POLICY LIMIT $____
        EMPLOYER                                                  DISEASE EA. EMPLOYEE $____
--------------------------------------------------------------------------------------------------
        GENERAL LIABILITY (NOTE 2)                                GENERAL AGG.          $____
        COMPREHENSIVE GENERAL LIABILITY                           PRODUCT-COMP/OPS AGG. $____
        CLAIMS MADE OCCURRENCE                                    PERSONAL & ADV INJURY $____
        CERT. HOLDER NAMED ADDNL. INSURED                         EACH OCCURRENCE       $____
        WAIVER OF SUBROGATION WAIVED
        AGAINST CERT. HOLDER                                      FIRE DAMAGE
        HOLD HARMLESS AGREEMENT WITH CERT.                        (ANY ONE FIRE)        $____
        HOLDER INSURED                                            MEDICAL EXPENSE
        PROFESSIONAL LIABILITY                                    (ANY ONE PERSON)      $____
--------------------------------------------------------------------------------------------------
        AUTO LIABILITY                                            COMBINED SINGLE LIMIT $____
        ANY AUTO                                                  BODILY INJURY
        ALL OWNED                                                 (PER PERSON)          $____
        SCHEDULED AUTOS                                           BODILY INJURY
        CERT. HOLDER NAMED ADDNL. INSURED                         (PER ACCIDENT)        $____
        WAIVER OF SUBROGATION AGAINST
        SIX FLAGS                                                 PROPERTY DAMAGES      $____
--------------------------------------------------------------------------------------------------
        CARE, CUSTODY AND CONTROL (NOTE 4)                       EACH OCCURRENCE     $____
        (IF APPLICABLE)                                           AGGREGATE          $____
        ALL RISK                                                  DEDUCTIBLE         $____
        LEGAL LIABILITY FORM
--------------------------------------------------------------------------------------------------
        EXCESS LIABILITY (NOTE 5)                                 EACH OCCURRENCE    $____
        UMBRELLA                                                  AGGREGATE          $____
        OTHER THAN UMBRELLA FORM                                  DEDUCTIBLE         $____
--------------------------------------------------------------------------------------------------

 DESCRIPTION OF OPERATIONS /LOCATIONS/RESTRICTIONS
--------------------------------------------------------------------------------------------------
 PRODUCER/AGENT                          INSURED

 I DO HEREBY CERTIFY THAT THE INSURERS LISTED HEREIN ARE
 AUTHORIZED TO TRANSACT BUSINESS IN AND FOR THE STATE OF                    DATE ISSUED___________
 _____ AND CARRY A. M. BEST RATINGS OF ____________________________
 ____________________________

 AUTHORIZED REPRESENTATIVE             REVERSE SIDE MUST BE COMPLETED
                                       (OVER)

_____________________________
--------------------------------------------------------------------------------------------------


POLICIES LISTED ON REVERSE SIDE INCLUDE COVERAGE FOR:                           CHECK ONE
                                                                            YES           NO
NOTE (1) WORKERS COMPENSATION AND EMPLOYER'S LIABILITY
        (A) VOLUNTARY COMPENSATION ENDORSEMENT?                            ______       ______

        (B) DOES POLICY INCLUDE "WAIVER OF SUBROGATION ENDORSEMENT"
            AS REQUIRED BY CONTRACT WITH SIX FLAGS?                        ______       ______

        (C) ALTERNATE EMPLOYER ENDORSEMENT IN FAVOR OF SIX FLAGS?          ______       ______

        (D) COVERAGE IS AFFORDED IN THE STATES OF:
            ______________________________________

NOTE (2)  COMPREHENSIVE GENERAL LIABILITY
        (A) COVERAGE WRITTEN ON A COMPREHENSIVE FORM?                      ______       ______

        (B) PRODUCTS OR COMPLETED OPERATIONS COVERAGES INCLUDED?           ______       ______

        (C) IS POLLUTION COVERAGE INCLUDED?                                ______       ______

        (D) CONTRACTUAL LIABILITY COVERING HOLD HARMLESS AGREEMENT
            IN CONTRACT WITH SIX FLAGS?                                    ______       ______

        (E) WAIVER OF SUBROGATION ENDORSEMENT AGAINST SIX FLAGS            ______       ______

        (F) IS SIX FLAGS NAMED AS ADDITIONAL INSURED?                      ______       ______

        (G) HAVE THERE EVER BEEN ANY PROFESSIONAL LIABILITY ACTIONS
            AGAINST THE INSURED? IF YES, PLEASE EXPLAIN.___________        ______       ______
            _______________________________________________________
            _______________________________________________________
            _______________________________________________________

            HAVE THERE BEEN ANY SETTLEMENTS? IF YES, PLEASE EXPLAIN.       ______       ______
            _______________________________________________________
            _______________________________________________________
            _______________________________________________________

            HAVE THERE BEEN ANY JUDGEMENTS? IF YES, PLEASE EXPLAIN.        ______       ______
            _______________________________________________________
            _______________________________________________________
            _______________________________________________________


NOTE (3) AUTO LIABILITY
        (A) ALL OWNED, HIRED AND NON-OWNED VEHICLES?                       ______       ______

        (B) WAIVER OF SUBROGATION AGAINST SIX FLAGS?                       ______       ______

        (C) IS SIX FLAGS NAMED AS ADDITIONAL INSURED?                      ______       ______

NOTE (4) CARE, CUSTODY AND CONTROL
        (A) IS COVERAGE INCLUDED FOR DAMAGES TO SIX FLAGS PROPERTY WHILE
            BEING RAISED, LIFTED OR LOWERED WHILE USING CRANE, BOOMS OR
            HOISTS?                                                        ______       ______

NOTE (5) UMBRELLA FORM
        (A) IS COVERAGE EXCESS OVER PRIMARY COMMERCIAL LIABILITY AND
            EMPLOYERS LIABILITY?                                           ______       ______

        (B) IS SIX FLAGS NAMED AS ADDITIONAL INSURED?                      ______       ______

        (C) WAIVER OF SUBROGATION AGAINST SIX FLAGS    ?                   ______       ______

                                    INSERT 1

1. TEXAS FLAGS, LTD., a Texas limited partnership, of which Six Flags Over Texas, Inc., a Delaware corporation, is the general partner, having offices at 2201 Road to Six Flags, Arlington, TX 76010.

2. SIX FLAGS OVER GEORGIA, LTD., a Georgia limited partnership, of which Six Flags Over Georgia, Inc., a Delaware corporation, is the general partner, having offices at 7561 Six Flags Parkway, Austell, GA 30001.

3. SIX FLAGS ST. LOUIS, fk/a SIX FLAGS OVER MID-AMERICA, a division of Six Flags Theme Parks Inc., a Delaware corporation, having offices at P.O. Box 60, Eureka, MO 63025.

4. SIX FLAGS ASTROWORLD, a division of Six Flags Theme Parks Inc., a Delaware corporation, having offices at 9001 Kirby Drive, Houston, TX 77054.

5. SIX FLAGS WATERWORLD, d/b/a Six Flags Theme Parks Inc., a Delaware corporation, having offices at 9001 Kirby Drive, Houston, TX 77054.

6. SIX FLAGS GREAT ADVENTURE, a division of Six Flags Theme Parks Inc., a Delaware corporation, having offices at Route 537, Jackson, NJ 08527.

7. SIX FLAGS MAGIC MOUNTAIN, a division of Six Flags Theme Parks Inc., a Delaware corporation, having offices at 2101 Magic Mountain Parkway, Valencia, CA 91355.

8. SIX FLAGS HURRICANE HARBOR, d/b/a Six Flags Theme Parks Inc., a Delaware corporation, having offices at 2101 Magic Mountain Parkway, Valencia, CA 91355.

9. SIX FLAGS GREAT AMERICA, a division of Six Flags Theme Parks Inc., a Delaware corporation, having offices at 542 North Route 21, Gurnee, IL 60031.

10. SIX FLAGS HURRICANE HARBOR, d/b/a Six Flags Theme Parks Inc., a Delaware Corporation, having offices at 1800 E. Lamar, Arlington, TX 76006.

11. SAN ANTONIO THEME PARK, L.P., a Delaware limited partnership, of which Six Flags San Antonio, L.P., a Delaware limited partnership, is the general partner, having offices at 17000 IH 10 West, San Antonio, TX 7869-0290.

12. SIX FLAGS THEME PARKS INC., a Delaware corporation, having offices at 400 Interpace Parkway, Building C, Third Floor, Parsippany, NJ 07054-1191.

                             AMENDMENT ONE TO LEASE AGREEMENT
                                (RX TECHNOLOGY)

      This amendment (the "Amendment") is entered into as of this 25 day of March, 1999, by and between SIX FLAGS THEME PARKS INC. ("Six Flags"), a Delaware corporation, located at 400 Interpace Parkway, Building C, Third Floor, Parsippany, NJ 07054-1191, on behalf of itself and its division Six Flags Great Adventure located in Jackson, New Jersey (the "Park"), and RX TECHNOLOGY ("RX"), a Nevada corporation located at 2264 7th Street. Manderville, LA 70471.

                                   WITNESSETH

      WHEREAS, RX entered into a License Agreement (the "Agreement") with the Park dated as of January 14, 1999, in connection with the operation of Ride Photo Shops (the "Shops") at the Park; and

      WHEREAS, KBK Financial, Inc. ("KBK"), a Delaware corporation, located at 301 Commerce Street, 2200 City Center II, Fort Worth, Texas 76102, has loaned funds to RX which is secured by, among other things, the Equipment (as defined in the Agreement) used by RX in the Shops (KBK's loan to RX is hereinafter called the "Loan"); and

      WHEREAS, Six Flags and RX desire to amend the Agreement to provide KBK with certain rights in the Equipment in the event RX defaults on the Loan; and

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained therein, Six Flags and RX agree as follows:

      1. Section 16 of the Agreement entitled "Surrender of Premises" is hereby amended to add the following language at the end:

                  Notwithstanding anything to the contrazy herein, upon the
            occurrence of an event of default under the documents (collectively, the "Loan Documents") evidencing, governing and securing certain loan or loans made by KBK Financial. Inc. ("KBK") to RX which is secured by, among other things, the Equipment, and KBK promptly notifies Six Flags of such default, at the expiration or prior termination of the Agreement, KBK shall be entitled to promptly remove the Equipment from the Parks, except that Six Flags' Trademarks at Six Flags' Affiliates' Trademarks shall be removed from the Equipment and remain at the Park, and KBK shall quit and surrender the Ride Photo Shop in the Park in good condition, reasonable wear and tear excepted. Unless Six Flags and 1(3K otherwise agree if KBK fails to remove the Equipment from the Park within five (5) days after KBK receives writtten notice of the termination of this Agreement, then KBK shall be deemed to have abandoned such property and title to the same shall at that time vest in Six Flags. Any costs and expenses incurred by Six Flags in removing such abandoned property (including the reasonable value of the services rendered by Park employees in connection therewith) shall be paid to Six Flags by KBK promptly following demand therefor.

      2. An additional Section 24 shall be added to the Agreement and shall read as follows:

                24.  RX Loan Default

                  In the event RX defau1ts on the Loan Documents prior to the expiration or other termination of the Agreement, and KBK promptly notifies Six Flags of this fact, the Park shall thereafter place the share of Net Revenue that is owed and owing to RX pursuant to
            Section 5 of the Agreement in an escrow fund pending either (i) final determination by KBK and RX as to what should be done with such funds, or (ii) receipt of an appropriate court order directing Six Flags on how to distribute the Net Revenue.

      3. All other terms and conditions of all the Agreements remain the same.

            IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto on the day and year first hereinabove written.

                                    SIX FLAGS THEME PARKS INC.

                                    By:     [ILLEGIBLE]
                                       -------------------------
                                    Name:   [ILLEGIBLE]
                                         -----------------------
                                    Title:   [ILLEGIBLE]
                                         -----------------------


                                    RX TECHNOLOGY, INC.

                                    By:     /s/ Donald Rex Gay
                                       -------------------------
                                    Name:   Donald Rex Gay
                                         -----------------------
                                    Title:  President
                                          ----------------------